ASCO Investor Relations Presentation: BTK INHIBITOR PROGRAM (PCI-32765)

June 6, 2011

Presented by Eric Hedrick, MD
Pharmacyclics, VP, Oncology Development

pharmacyclics®

Safe Harbor Statement

During the course of this presentation we will make statements that constitute forward-looking statements. These statements may include operating expense projections, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities and other factors affecting Pharmacyclics' financial condition or operations. Such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to vary materially from those expressed or implied in such statements. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to, reports on Forms 10-Q and 10-K. Pharmacyclics does not intend to update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

Agenda

CLL/SLL and Phase IA Summary Update

- Recap of ASCO Presentation Shown Earlier Today
  - Complete presentation is available on PCYC website
- Phase IA Update
- Q&A with Investigators
  - Dr. John Byrd, Ohio State University
  - Dr. Michael Wang, MD Anderson

Btk Program Overview & Update

PCI-32765: Phase IB/II CLL Update


O
NH2
N
N
N
N
N
O

The Bruton's Tyrosine Kinase (Btk) Inhibitor PCI-32765 is Highly Active and Tolerable in Patients with Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Interim Results of an Ongoing Phase IB/II Study

John C. Byrd, MD Kristie A. Blum, MD, Jan A. Burger, MD, PhD, Steven E. Coutre, MD , Jeff Porte Sharman, MD, PhD, Richard R. Furman, MD, Ian W. Flinn, MD, PhD, Barbara Grant MD, Donald Richards, MD, Weiqiang Zhao, Nyla Heerema PhD, Amy J Johnson PhD, Raquel Izumi, PhD, Ahmed Hamdy, MD, and Susan O'Brien, MD

PCYC 1102: Phase IB/II Study Design

Single-agent, multi-cohort study PCI-32765 in two subject populations with symptomatic CLL/SLL:

- Treatment-naive, aged ≥ 65 years
  - Dose: 420 mg/day until progression (May 2010 – March 2011)
- Relapsed/Refractory (RR)
  - Dose #1: 420 mg/day until progression (May 2010 – September 2010)
  - Dose #2: 840 mg/day until progression (October 2010 – March 2011)

Objectives:

- To determine the response rate, duration of response, PFS, PK/PD, and toxicity in 3 separate cohorts of CLL/SLL subjects
- To examine influence of genomic features on clinical response to PCI-32765

Subject Characteristics

	Treatment-Naïve 420 mg/d (N=23)	Relapsed/Refractory 420 mg/d (N=27)	Relapsed/Refractory 840 mg/d (N=33)
Age, y			
Median:	71	64	65
Range:	66 – 84	40 – 81	44 – 80
Dx, # pts			
CLL:	22 (96%)	26 (96%)	32 (97%)
SLL:	1 (4%)	1 (4%)	1 (3%)
Prior Rx, #			
Median:	0	3	5
Range:		2 – 10	2 – 12
Prior therapy, %			
Nucleoside analog	0 (0%)	27 (100%)	33 (100%)
Rituximab	0 (0%)	25 (93%)	32 (97%)
Alkylator	0 (0%)	24 (89%)	27 (82%)
Alemtuzumab	0 (0%)	5 (19%)	3 (9%)
Bendamustine	0 (0%)	8 (30%)	13 (39%)
Ofatumumab	0 (0%)	8 (30%)	10 (30%)

Subject Characteristics (cont.)

	Treatment-Naïve 420 mg/d (N=23)	Relapsed/ Refractory 420 mg/d (N=27)	Relapsed/ Refractory 840 mg/d (N=33)
Cytopenia at baseline, %			
ANC < 1500/UL HGB < 11g/dL Platelets < 100,000/uL	1 (4%) 7 (30%) 9 (39%)	6 (22%) 4 (15%) 8 (30%)	17 (52%) 19 (58%) 22 (67%)
Prognostic Markers, %*			
IgVH unmutated: Del(17p): Del(11q):	8/16 (50%) 2/17 (12%) 0/17 (0%)	17/24 (71%) 9/24 (38%) 8/24 (33%)	18/24 (75%) 10/25 (40%) 12/25 (48%)
β Microglobin < 3mg/L β Microglobin ≥ 3mg/L	10/16 (62%) 6/16 (38%)	14/23 (61%) 9/23 (39%)	8/25 (32%) 17/25 (68%)

* Includes only subjects for whom interphase cytogenetics and IgVH mutational status were available

Subject disposition: Treatment discontinuation and disease progression have been uncommon

SUBJECT DISPOSITION

		Treatment-Naive 420 mg (N=23)	Relapsed/ Refractory 420 mg (N=27)	Relapsed/ Refractory 840 mg (N=33)
Number of subjects		23	27	33
Follow-up	Median (months)	6.3	7.8	4.6
	Range	1.4 - 9.2	0.7 - 9.5	0.3 - 6.5
Subjects still on study		21 (91%)	22 (81%)	28 (85%)
Subjects Discontinued		2 (9%)	5 (19%)	5 (15%)
Primary Reasons for Discontinuation				
Disease Progression		0 (0%)	2 (7%)	1 (3%)
Death		0 (0%)	0 (0%)	2 (6%)
Adverse Event		1 (4%)	1 (4%)	1 (3%)
Other		1 (4%)	2 (7%)	1 (3%)

Overview of Safety

OVERVIEW OF SAFETY

	Treatment-Naïve 420mg (n=23)	Relapsed/ Refractory 420 mg (n=27)	Relapsed/ Refractory 840 mg (n=33)
Deaths on study, # (%)[1]	0 (0%)	0 (0%)	2 (6%)
Subjects with AE leading to discontinuation, # (%)	1 (4%)	1 (4%)	1 (3%)
Subjects with SAE, # (%) --Related SAE, # (%) --All infectious SAEs	4 (17%) 0 (0%) 1 (4%)	11 (41%) 5 (19%) 6 (22%)	15 (46%) 2 (6%) 9(27%)
Subjects with any AE --Grade 3/4 (%, %)	21 (91%) 6/1 (26%, 4%)	27 (100%) 11/3 (41%, 11%)	29 (88%) 16/7 (49%, 21%)
Subjects with Related AE Related Grade 3/4 (%, %)	17 (74%) 3/0 (13%, 0%)	27 (100%) 5/2 (19%, 7%)	21 (64%) 4/3 (12%, 9%)

[1] Cause of death: 1 pneumonia, 1 ARDS/cryptococcal pneumonia

Notice: Differential follow-up as reflected by subject year: 11.4 for 420 Treatment Naïve, 16.4 for 420 Relapsed Refractory, and 10.5 for 840 Relapsed Refractory.

Pattern of response: Rapid lymph node reduction, resolution of lymphocytosis over time

TREATMENT-NAÏVE PATIENTS


ALC
0
200
400
600
0 50 100 150 200 250 300
Time (Days)


% of Base SPD
0.0
0.5
1.0
1.5
0 50 10C 15C 200 25C 300
Time (Days)

RELAPSED / REFRACTORY PATIENTS


ALC
0
200
400
600
0 50 100 150 200 250 300
Time (Days)


% of Base SPD
0.0
0.5
1.0
1.5
0 50 10C 150 200 250 300
Time (Days)

CLL objective responses, per IWG criteria, improve over time


TREATMENT-NAÏVE
(420mg)
Response Rate %
70%
60%
50%
40%
30%
20%
10%
0%
24%
33%
67%
5%
62%
19%
Cycle 2
(n=21)
Best Response
(n=21)
Median: 6.3 mos


RELAPSED/REFRACTORY
(420mg)
Response Rate %
70%
60%
50%
40%
30%
20%
10%
0%
19%
59%
48%
4%
44%
41%
Cycle 2
(n=27)
Best Response
(n=27)
Median: 7.8 mos

CR PR Nodal Response

Response appears to be independent of high risk genomic features

RELAPSED/REFRACTORY PATIENTS: 420MG COHORT

		Best Response	
Molecular Risk Feature	N (Total Cohort)	Objective Response	Nodal Response
Overall	27	48% (13/27)	41% (11/27)
Del17p	9	44% (4/9)	33% (3/9)
Del11q	8	63% (5/8)	37% (3/8)
IgVH unmutated	17	53% (9/17)	29% (5/17)

With longer follow-up, majority of patients remain progression-free beyond 6 months


TIME ON STUDY (420MG COHORTS)
Treatment-Naive(420mg)
Relapsed/Refractory (420mg)
PD
SAE
WC or PI or Sponsor Decision
0
3
6
9
12
15
Time (months)

Evolution of response data from Phase IA trial: May 2011 vs ASH 2010


PH IA RESPONSE DATA:
ASH (Dec-2010)
ORR (Eval) 52%
ORR (ITT) 45%
100%
80%
60%
40%
20%
0%
Best Response, %
8/9
69%
7/9
78%
2/7
29%
4/13
31%
CLL/SLL*
MCL
DLBCL**
FL
CR
PR


PH IA RESPONSE DATA:
ASCO (Jun-2011)
ORR (Eval) 62%
ORR (ITT) 55%
100%
80%
60%
40%
20%
0%
Best Response, %
11/14
79%
7/9
78%
2/7
29%
6/13
46%
CLL/SLL*
MCL
DLBCL**
FL
CR
PR

* 2 additional evaluable patients at ASH and 1 additional at ASCO had a nodal response with lymphocytosis and are excluded from the response rate

** For both ASH and ASCO, subjects were not typed for ABC or GC

Note: 48/56 study subjects in four histologies here (excluded are WM and MZL/MALT)

Phase IA most common adverse events show no significant change with longer follow-up


Diarrhea
Fatigue
Cough
Headache
Nausea
Muscle Spasms
Myalgia
Oedema Peripheral
Pyrexia
Abdominal Pain
Constipation
Anemia
Arthralgia
Back Pain
Vomiting
0%
20%
40%
60%
80%
100%
Grade 1
Grade 2
Grade 3

*AEs>14%

Phase IA: 22 patients remain on treatment to date


CLL/SLL
MCL
DLBCL
FL
Other Indolent NHL
On Study
PD
AE
WC or PI Decision
DLT
0
5
10
15
20
25
Time (months)

INVESTIGATOR Q&A

Dr. John Byrd, Ohio State University
Dr. Michael Wang, MD Anderson

Agenda

CLL/SLL Summary Update

Btk Program Overview & Update

- Clinical Overview
  - Trial Overview
  - Details by Histology
  - Near-Term Trial Overview
- Commercial Overview

Enrollment to PCI-32765 trials has been robust


OVERALL PATIENT ENROLLMENT FOR PCI-32765
250
200
150
100
50
0
1106-DLBCL Monotherapy
1104 MCL Monotherapy
1109-CLL Combo w/Ofa
1108-CLL Combo w/ BR or FCR
1102-CLL Monotherapy
4753-B-Cell Malignancies
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Accumulative Enrollment in PCI-32765 Btk Studies Over Time

Phase II program is progressing well

ENROLLMENT PERIODS & STATUS, ACTIVE PCI-32765 TRIALS

Relapsed / Refractory Trials:		FPI	Pre-2010 – 2Q 2011 (enrollment to TODAY)	CURRENT STATUS
Ph IA	B-Cell Malignancies	Feb-09	56 Enrolled	Completely Enrolled
Ph IB	CLL/SLL, Single Agent	May-10	87 Enrolled	Completely Enrolled
Ph II	CLL/SLL, Combo with FCR and BR	Feb-11	10 Enrolled	10/60 Enrolled
Ph II	CLL/SLL, Combo with Ofa	Jan-11	24 Enrolled	24/40 Enrolled
Ph II	MCL, Single Agent	Feb-11	30 Enrolled	30/100 Enrolled
Ph II	DLBCL (ABC vs GCB), Single Agent	May-11	3 Enrolled	3/60 Enrolled

Timeline columns: Pre-2010, 1Q 2011, 2Q 2011, TODAY, 3Q 2011, 4Q 2011, 1Q 2012, 2Q 2012

Note: Milestones are based on calendar year; FPI = first patient in; LPI = last patient in
Note: Enrollment timelines are current corporate estimates and may vary depending on future circumstances.

CLL/SLL: Current Status

CURRENT DATA	Phase IB/II interim results • Confirm high level of activity of PCI-32765 in treatment-naïve and relapsed/ refractory patients • Favorable safety profile allowing prolonged dosing
UPCOMING DATA	• Phase IB combination safety trials (Ofatumumbab, BR) are enrolling well, 3-month safety data expected in 2011
DEVELOPMENT STATUS	• Phase III planning underway • Anticipate initiating Phase III trial in 1H 2012

* These are current corporate estimates and may vary depending on future circumstances.

MCL: Current Status

CURRENT DATA	• High response rate observed in Phase IA trial • Longer follow-up of that trial suggests responses can be durable

UPCOMING DATA	• MCL Ph II single agent trial in relapsed/ refractory (bortezomib-naïve and bortezomib-exposed) patients ongoing
	  • 30/100 already enrolled in 3+ months
	  • Preliminary review of first response assessment data suggests that the high ORR seen in the Phase I could be confirmed in Phase II
	  • Expect interim results to be reported at ASH 2011

DEVELOPMENT STATUS	• Assuming ongoing results hold with further follow-up, Phase III initiation targeted for mid-2012

* These are current corporate estimates and may vary depending on future circumstances.

DLBCL: Current Status

CURRENT DATA	• Objective responses observed in phase I trial, but activity in ABC DLBCL not assessed
UPCOMING DATA	• Pilot trial in ABC DLBCL ongoing at NCI, 8/10 patients enrolled • Anticipate pilot data to be reported at ASH 2011 • Phase II single-agent trial in relapsed/ refractory DLBCL (ABC vs GCB) opened in May 2011
DEVELOPMENT STATUS	• Phase II results necessary to confirm DLBCL (ABC) signal • Registration approach dependent upon defining extent of single agent activity, ABC as subset of benefit, safety in combination with chemotherapy

* These are current corporate estimates and may vary depending on future circumstances.

NCI pilot study in RR ABC DLBCL designed to explore PCI-32765 in BCR pathway

National Cancer Institute

Sponsor:
- National Cancer Institute, Clinical Center
- Wyndham Wilson, MD (Principal Investigator)

Current Enrollment:
- 8/10

Objective:
- Assess response rate and correlate response with target gene expression (BCR pathway)

- Preliminary results signal activity in ABC DLBCL
  - Objective responses, including complete responses, have been observed
- We anticipate that this study once completed will be submitted to 2011 American Society of Hematology Meeting

Profile of one NCI ABC DLBCL patient with complete remission

PATIENT:
48 year old male

PRIOR THERAPIES:
Aug 2007: Rituximab => R-CHOP x 6
Dec 2008: R-ESHAP => Autologous bone marrow transplant
Sept 2009: Orchiectomy and testicular radiation
June 2010: Ocular radiation
July 2010: Retrocardiac radiation
Dec 2010: Recurred with subcutaneous tumors, and nodes in neck, chest, and abdomen

Single agent treatment with BTK inhibitor (PCI-32765)

Complete response at week 10 by CT and PET scan

PET/CT scan of one NCI ABC DLBCL patient with complete remission


BEFORE RX
ON RX: WEEK 10

Follicular: Current Status

CURRENT DATA	• From Phase IA trial, overall response rate in FL has improved, with late conversions to CR observed
UPCOMING DATA	• Phase II combination trial planned
DEVELOPMENT STATUS	• Late (Phase III) development dependent on combinability with chemotherapy and activity in rituximab-refractory patients

* These are current corporate estimates and may vary depending on future circumstances.

Multiple Myeloma: PC and Clinical Overview

PHASE IA UPDATE	• Not applicable
OTHER ON-GOING ACTIVITIES	• Pre-clinical results are encouraging (Details in following slides) • Company evaluating MM clinical trial strategy
TARGETED * NEAR-TERM MILESTONES	• Initiate Phase I/II single agent trial in Q4 2011

* These are current corporate estimates and may vary depending on future circumstances.

Rationale for PCI-32765 in Multiple Myeloma

- **Btk is essential for myeloma-driven bone degradation**
  - PCI-32765 inhibits osteoclast development and function stimulated by myeloma
- **Btk is frequently expressed in myeloma patient samples and in putative stem cells**
  - PCI-32765 inhibits myeloma colony formation *in vitro*
- **Btk regulates myeloma cell homing and migration**
  - PCI-32765 blocks myeloma cell migration

Clinical trial expansion in near-term

Trial (All Relapsed Refractory)	Initiation
Phase IB in MCL Combination	H1'12
Phase IB in DLBCL Combination	H1'12
Phase II in Follicular Lymphoma Combination	H1'12
Phase I/II in Multiple Myeloma	Q4'11

Note: These are current corporate estimates and may vary depending on future circumstances.

Development to date is on schedule, furthers goal to maximize patient benefit

PCI-32765 Development Success-to-Date

- Successful execution of clinical development plan as outlined at ASH 2010
- Ongoing trials have confirmed that PCI-32765 is highly active as a single agent in CLL and MCL
- Upcoming data milestones:
  - Combination safety data in CLL
  - Interim Phase II data in MCL
  - ABC DLBCL pilot data
- Phase III planning on track: expected initiation of MCL and CLL Phase III in first half of 2012

Agenda

CLL/SLL Summary Update

Btk Program (PCI-32765) Overview & Update

- Clinical Overview
- **Commercial Overview**

PCI-32765 demonstrates attributes of an important drug in B-cell malignancies

- **Highly active as single agent +++**
  - Established in four key NHL histologies
- **Combines safely and effectively +**
  - Initial proof targeted late 2011
- **Low toxicity +++**
  - Established with no significant concerns to-date
- **Potential for prolonged treatment ++**
  - Minimum target of 9-12 months
- **Treatment targets a large unmet need +++**
  - PCYC planning includes Front Line, Maintenance and ultimately Retreatment trials to target the over 200K NHL and 50K MM patients
  - Ability to price comparably to market leaders (~$7,500/month in US)
- **Strong patent protection +++**
  - 2026 without patent term expression

Rituxan's success based on high efficacy and low toxicity in unmet needs


RITUXAN SALES, WW, 1997-2015e
Worldwide Sales
$8,000M
$7,000M
$6,000M
$5,000M
$4,000M
$3,000M
$2,000M
$1,000M
$0M
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011e
2012e
2013e
2014e
2015e
1997(US),1998(EU): rel/ref NHL, single agent
2004(EU),2006(US): 1st line NHL, combo w/chemo
2006(US,EU): 2nd line in RA
2009(EU),2010(US): 1st line & rel/ref CLL, combo w/FC
2010(EU),2011(US): 1st line FL maintenance
2014 & 2015: patent expiration

Source: Roche and Credit Suisse
(Revenues include RA Sales)

Gleevec shifted an acute disease to chronic


GLEEVEC SALES, WW, 1997-2017e
Worldwide Sales
$6,000M
$5,000M
$4,000M
$3,000M
$2,000M
$1,000M
$0M
Gleevec
Tasigna
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: Novartis and Credit Suisse

Target patient population in NHL is greater than 200K


G7 NHL DIAGNOSED TREATABLE PATIENTS, 2011
G7 Pharamacyclics Targeted Patients
60,000
50,000
40,000
30,000
20,000
10,000
0
Japan
EU-5
US
MCL
CLL / SLL
DLBCL
Follicular
RR
Frontline & Maintenance
RR
Frontline & Maintenance
RR
Frontline & Maintenance
RR
Frontline & Maintenance

Source: Decision Resources, 2011

Note: These numbers do not include either WM, MM or other NHL histologies or any ROW patients for any indication.

pharmacyclics

G7 NHL market value projected to grow from $5.0B today to $8.4B in 2019e


NHL SALES, WW, 2010 vs 2019e
$10.0B
$9.0B
$8.0B
$7.0B
$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2010
2019

Source: Decision Resources, 2011

Btk program has multi-billion dollar potential


Assuming continued clinical success, US and worldwide regulatory approvals, Pharmacyclics estimates PCI-32765 to have annual multi-billion dollar revenue potential.
PCI-32765
On Target Efficacy / Off Target Toxicity2
Patient Benefit
RETREATMENT
MAINTENANCE
FRONT LINE
RELAPSED / REFRACTORY
Single Agent
>>> and / or >>>
Combination

pharmacyclics®

ASCO Investor Relations Presentation: BTK INHIBITOR PROGRAM (PCI-32765)

June 6, 2011

Presented by Eric Hedrick, MD
Pharmacyclics, VP, Oncology Development

pharmacyclics®